SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

           Date of Report
           (Date of earliest
           event reported):        October 27, 2003


                          Journal Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-31805                       20-0020198
---------------                ----------------                 -------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                        -------------------------------
                        (Registrant's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being furnished herewith:

               (99) Press release of Journal Communications, Inc., dated October
                    27, 2003


Item 12.  Results of Operations and Financial Condition.
-------   ---------------------------------------------

     On October 27, 2003, Journal Communications, Inc. issued a press release announcing financial results for the third quarter and three quarters ended October 5, 2003. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.




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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JOURNAL COMMUNICATIONS, INC.



Date:  October 27, 2003           By: /s/ Paul M. Bonaiuto
                                      -----------------------------------------
                                      Paul M. Bonaiuto, Executive Vice President
                                      and Chief Financial Officer


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
                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated October 27, 2003


Exhibit No.
----------

     (99) Press release of Journal Communications, Inc., dated October 27, 2003




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